UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   January 10, 2007

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                  000-50052                   06-1393745
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(State or Other Jurisdiction    (Commission File              (IRS Employer
of Incorporation)                    Number)                Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (847) 444-3200


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Fourth Quarter Results of Operations and Financial Condition.

      On January 10, 2007, Cosi, Inc. issued a press release reporting its sales for the fourth quarter ended January 1, 2007 and full year sales, and announcing its 2007-2008 guidance. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 (d).    Exhibits.

     99.1     Press Release of Cosi, Inc., dated January 10, 2007.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  January 10, 2007

                                         /s/ William Koziel
                                         ---------------------------------------
                                         Name: William Koziel
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
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     99.1     Press Release of Cosi, Inc., dated January 10,          E
              2007.